UNITED STATES

SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported) June 30, 2005

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

000-24272

(Commission File Number)

DELAWARE

(State or other jurisdiction of incorporation)

11-3209278

(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042

(Address of principal executive offices)

(718) 961-5400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 30, 2005, Michael J. Hegarty retired as President and Chief Executive Officer of Flushing Financial Corporation and Flushing Savings Bank, FSB. Attached as exhibit 99.1 is the press release of Flushing Financial Corporation on Mr. Hegarty's retirement dated June 30, 2005.

Item 9.01(c)	Exhibits

99.1	Press release of Flushing Financial Corporation, dated June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2005
FLUSHING FINANCIAL CORPORATION

	By:	/s/ David W. Fry
David W. Fry
	Title:	Senior Vice President, Treasurer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

99.1	Press release of Flushing Financial Corporation, dated June 30, 2005.